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                                                                   Exhibit 10.23

                                            AMENDMENT TO
                                   EXECUTIVE EMPLOYMENT AGREEMENT

                  Whereas, the parties hereto desire to amend that certain Executive Employment Agreement ("Agreement"), effective January 1, 1998, by and between Alexandria Real Estate Equities, Inc. ("Alexandria") and Vincent
R. Ciruzzi; and

                  Whereas, pursuant to section 6.3 of the Agreement, the Agreement may be modified and amended with the written agreement of Alexandria and Vincent R. Ciruzzi.

                  Now therefore, effective as of August 1, 1999, the Agreement is hereby amended as follows:

         1. Section 3.5 (b) of the Agreement is hereby deleted in its entirety and replaced with the following:

                                    (b) VACATION. During the Term, Officer shall
                  be entitled to up to four (4) weeks of paid vacation annualized during each calendar year during the Term and any extensions thereof, prorated for partial years. Accrued vacation not taken during any calendar year may be carried forward to subsequent years; PROVIDED, THAT, Officer may not accrue more than eight (8) weeks of unused vacation at any time.

                  Except as otherwise provided hereinabove, the Agreement is ratified and affirmed.

                  IN WITNESS WHEREOF, this Amendment is executed this 31st day of August, 1999.

                                    ALEXANDRIA REAL ESTATE EQUITIES, INC.

                                    By:       /s/ Joel S. Marcus
                                       ---------------------------------------
                                       Joel S. Marcus, Chief Executive Officer


                                    VINCENT R. CIRUZZI

                                                /s/ Vincent R. Ciruzzi
                                    ------------------------------------------



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